FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(212) 698-3000

SUPPLEMENT DATED JUNE 4, 2007
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 30, 2007. Please review these matters carefully.

Portfolio Management Appointment

Effective immediately, Mr. Charles de Lardemelle is the Associate Portfolio Manager of First Eagle Overseas Variable Fund. Mr. de Lardemelle will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of the Fund. Mr. de Lardemelle has been with the Adviser in positions of responsibility for the Fund since its inception in 1996, becoming Co-Director of Research in January 2005 and Director of Research in March 2007. He earned his post-graduate degree in Finance at Ecole des Hautes Etudes Commerciales du Nord (EDHEC) in Lille, France in 1996.

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In particular, the Statement of Additional Information is revised as follows:

1.	On page 22 of the Statement of Additional Information, remove the final paragraph of the section entitled “Portfolio Manager” and replace it with the following information:

Mr. Eveillard is primarily assisted in his management of the Fund by Charles de Lardemelle as Associate Portfolio Manager. Mr. de Lardemelle also assists Mr. Eveillard in this capacity with the other pooled investment vehicles and other accounts managed referenced in the above table (i.e., those listed in the last two columns of that table). Mr. de Lardemelle’s compensation plan consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. de Lardemelle’s bonus is awarded in the firm’s discretion and will reflect the investment performance of the Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the firm’s “Global Value” investment team.

The identified portfolio managers listed above are assisted by a team of professionals, such as research analysts and trading personnel. However, only the identified portfolio managers have final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the team of professionals assisting the portfolio managers and provides information regarding their professional backgrounds.

2.	Remove the section under the heading “Conflicts of Interest” on page 25 of the Statement of Additional Information and replace it as follows.

CONFLICTS OF INTEREST

Messrs. Eveillard and de Lardemelle, supported by investment personnel supervised by them, serve in a portfolio management capacity to various investment funds and accounts that may utilize an investment program that is, in whole or in part, substantially similar to that of the Fund, including several that provide for incentive-based compensation to the Adviser. In addition, other personnel employed by the Adviser may manage, currently or in the future, other investment funds or accounts of this nature, including proprietary accounts. Managing multiple funds and accounts presents potential conflicts of interest, primarily in that doing so means a manager’s (or a firm’s) time and investment ideas cannot be devoted to a single account. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts in this respect, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account’s tax position, cash management requirements, concentration tolerance or minimum investment size policies.

Conflicts of interest also may be presented by Messrs. Eveillard and de Lardemelle’s maintaining their respective personal investments in some of the accounts managed by them (such as First Eagle Global Fund and First Eagle Overseas Fund, each “retail” rather than “variable insurance” mutual funds operating under the First Eagle Funds name) but not in others (such as the Fund). These arrangements may present an incentive for Messrs. Eveillard and de Lardemelle to favor one account at the expense of another. However, as associated persons of the Adviser, Messrs. Eveillard and de Lardemelle are subject at all times to the high ethical conduct standards imposed by the Adviser’s code of ethics and the Investment Advisers Act of 1940. The Adviser believes, moreover, that the similarities in investment strategy between the Fund and the First Eagle Overseas Fund (as well as the international portion of First Eagle Global Fund’s portfolio)—together with the allocation procedures described in the preceding paragraph—mitigate these conflicts. Conflicts also may be presented by Messrs. Eveillard’s and de Lardemelle’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

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The information in this Supplement modifies the First Eagle Variable Funds’ Statement of Additional Information dated April 30, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Statement of Additional Information entitled “Investment Advisory and Other Services” and “Management of the Trust”.